UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2015

Licont, Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-177359	72-1621890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

316 California Avenue, Suite 890, Reno, Nevada	89509
(Address of principal executive offices)	(Zip Code)

800-330-8314

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On February 28, 2015, Amalfi Coast Capital, Inc. (“Amalfi”) provided written notice to the registrant Licont, Corp. (the “Company”) of it conversion of three convertible promissory notes held by Amalfi issued by the Company on September 20, 2012, December 13, 2012, and February 28, 2014 (the “Notes”). As of February 28, 2015 an aggregate of $185,401.69 was due and owing under the Notes, which was converted at a price of $3.75 per share pursuant to the terms of the Notes, for an issuance of 49,440 shares of Company common stock. The Notes are now fully repaid.

The shares of Company common stock shall be issued exempt from registration under the Securities Act of 1933 pursuant to an exemption afforded under Section 4(2) thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

LICONT, CORP.

DATED: March 2, 2015	By:	/s/ Bonnie Watson
Bonnie Watson
Chief Executive Officer